FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-34080

                                                               March 11, 1999

                                    ISG FUNDS

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 9, 1998
                          AS REVISED, DECEMBER 14, 1998


THE FOLLOWING SUPPLEMENTS INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION "HOW TO BUY SHARES--PURCHASE PRICE--NO SALES LOAD--CLASS A SHARES."

Class A Shares also may be purchased at net asset value or at a reduced sales load, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Adviser or its affiliates. The purchase of Class A Shares of a Fund must be made within 90 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge to have the Fund's sales load waived or reduced to the extent of such sales charge.